1 Exhibit 99.2 Investor Introduction NASDAQ: TMS A permanent home for great businesses when owners retire

2 Teamshares is a Part holdco. Part fintech. tech-enabled We programmatically acquire companies with $0.5 to 5 million of acquiror of SMEs, EBITDA from retiring owners, and a permanent integrate them with the Teamshares platform, and help home for great employees earn company stock businesses

3 A founder-led team built for scale with executive experience aligned to the model Michael Brown Alex Eu Kevin Shiiba Brian Gaebe Madhuri Kommareddi Founder + CEO Founder + President Founder + CTO CFO COO Acquired + operated Acquired + operated Product manager + Former public company Executive experience in small businesses small businesses software engineer post-IB chief accounting officer finance + government

4 Our vision: a permanent home for thousands of great businesses 1 2 2 4.5M 75K 15K 90+ U.S. businesses Businesses for sale Size qualified Teamshares with <100 sourced by our opportunities companies employees software in 2025 sourced in 2025 owned by Baby Boomers + GenX Sources: 1) U.S. Census. 2).Teamshares transaction software.

5 Our acquisition-based business model drives predictable, repeatable growth 1 Pro Forma Adj. EBITDA and scales through financial technology $100M $60M $19M $(16)M 2024A 2025A 2026E 2027E 2025A to 2027E 5.3x Growth 129% CAGR 1) Pro Forma Adjusted EBITDA is a non-GAAP measure, see Appendix for additional information on non-GAAP financial measures.

6 Teamshares industrialized the process of acquiring traditional SMEs in a repeatable, tech-enabled way 1 2 3 4 5 ACQUIRE SMEs TRANSITION ALIGN + retain ANALYZE GAAP + REINVEST FCF to from 75,000 retirees with the team with ops data to new companies sourced per yr new leaders opco equity operate well and top organic and grow FCF opportunities

7 A growth strategy to outpace organic growth Programmatic acquiror business model 90+ companies six years in

8 A significant and actionable market Millions of SMEs need to sell next decade-plus 4.5M SMEs owned by Boomers/GenX in US alone Source: US Census.

9 We’re unique and we win Strong differentiation with retiring owners 50% lifetime win rate on LOIs

10 Centralized fintech and decentralized leadership Our repeatable, scalable platform enables growth 15,000 size-qualified listings annually 50+ applications per president opening

11 Acquisition financing is our raw material Better capital access as a public company Public credit is cheaper, deeper, faster Public equity is an advantage for Teamshares

12 Disciplined capital allocation Compounding cash flow at attractive rates 27-37% of purchase price recovered in upstreamed cash at T+24 months Note: See explanation of this measure on Slide 50.

13 How Teamshares differs vs. public comps: 1. THESIS DRIVEN 2. LEADERSHIP SUCCESSION Diversified industry strategy Institutionalized leadership model focused on retirement situations addresses the retirement market w/ $0.5-5M target EBITDA range while de-risking the transition 3. BIGGER TAM 4. TECH ENABLES SCALE Resulting in a larger addressable Supports acquisitions, market in the US and beyond performance management, and capital allocation

14 We focus on traditional SMEs with very specific criteria $0.5-5.0M 75-85% Target EBITDA Target EBITDA to FCF conversion Retirement 20+ Reason for sale Years in business Clean Low Tax returns + bank ledgers Transition, customer and tech risk

Teamshares
15

Significant industry diversification


Food & Beverage
23%
Distribution
8%
Technical Services
10%
$472M
2025 Reported Revenue
Building Products
17%
Consumer Goods
28%
Business Services
14%

EXAMPLES OF TEAMSHARES COMPANIES:

Niche distributors
Flowers
Paper products
Packing supplies
Sand & gravel

Light manufacturing
Scones
Granola
Organic wool socks
Banking hardware
Hardwood flooring grates

Independent QSR
Burger chain
Pizza chain

Auto services
Auto repair
Commercial truck outfitting

Specialty retail
Grocery chain
Low price gifts chain
Butcher shops

16 We build software to access, industrialize + scale our model in the SME market TECHNOLOGY GOALS Lower Cost: reduce the marginal cost of acquisitions and operations + Increase Throughput: increase acquisition pace while maintaining quality + Reduce Risk and Errors: enforce consistency of financial analysis, diligence, compliance + Proactive Financial Oversight: monitor, flag, and act on performance across subs + Iterative Learning: use accumulating data to make better financial decisions over time +

17 Technology and data is how our model scales and compounds, with AI as a tailwind TEAMSHARES BUYOUT More data New Co. More companies Financial + Operational Source, analyze, and acquire Data accumulates Reinvest in more Better underwriting Companies + AI aimed at driving scale and Improved selection High ROI technology better financial decisions TEAMSHARES OS Better financing Consistent performance Lower cost, more capacity More predictable earnings growth

18 Our compounding cycle Acquire EBITDA at 4-6x Lower interest rate Retain EBITDA year 1, through ↑ scale and FCF then grow >3% annually Drop-through EBITDA by scaling against G&A Teamshares is listing at the point where acquired EBITDA is mostly incremental margin These figures are goals / targets and are forward-looking, subject to significant, business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals and targets will be achieved and the Company undertakes no duty to update its goals.

19 Inspecting our compounding cycle Acquire EBITDA Retain EBITDA Drop-Through Lower Interest EBITDA Rate 7.2% +$25M S+3.1% 5.3x 2025 Organic 2025 SME Segment Blended cost above 2025 Acquisitions EBITDA Growth EBITDA Increase SOFR on 2025 Purchase Price / bank term loans PF Adj. EBITDA vs. $(2)M 2025 Corporate G&A Decrease Note: See explanations of these metrics in the “Financial Overview” section of this presentation.

[1] Acquire durable, cash-generative businesses 20

Attractive Unit Economics on Acquisition Equity

Target Returns[1]

Acquiring EBITDA		
	$1	EBITDA
x	5x	Target EBITDA multiple
-	4x	3.0x senior and 1.0x seller financing
=	$1	Equity deployed

EBITDA->LFCF Conversion		
	$1	EBITDA
x	80%	EBITDA to Unlevered FCF conversion
-	$0.4	Debt service (4.0x * 10% blended rate)
=	$0.4	Year 1 Levered FCF

Target ROE (Before Growth)

Results to Date

EBITDA Purchase Multiple

4.9x	Historical Average[2]

2025 Results

3.9x	Average Net Debt/SME Segment EBITDA[3]
13.5%	Blended Interest Rate[4]
1%	2025 Capex/Revenue[5]

1) These figures are goals / targets and are forward-looking, subject to significant uncertainties and contingencies, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals and targets will be achieved.
2) EBITDA Multiple represents purchase consideration as of the acquisition date divided by pre-acquisition EBITDA (as described within the Appendix).
3) Represents the average net debt from FY2024 & FY2025 divided by 2025 SME Segment EBITDA
4) Represents the weighted average interest rate of debt instruments outstanding as of 12/31/25.
5) Represents Capital Expenditures from the Statement of Cash Flows divided by Revenue from the Income Statement for the year ended December 31, 2025

[2] Maintain post-acquisition performance 21

Consistent Performance Through Active Ownership

Organic Growth

~7.2% organic EBITDA growth YoY[1]

~3% organic EBITDA growth CAGR from '19 – '25[2]

Profitability Drivers

~1% YoY EBITDA margin expansion[3]

Outperforming Comps

+9% outperformance vs. R2000 YoY growth of (2.2)%[4]

1) Represents change in SME Segment EBITDA from FY'24 to FY'25 for operating subsidiaries that had post-acquisition operations in both comparative periods.
2) Represents change in EBITDA from FY'19 to FY'25 based on the pre and post-acquisition results of operating subsidiaries. The pre-acquisition results are sourced from the historical financial statements of the acquired businesses, adjusted to conform to GAAP.
3) Represents change in SME Segment EBITDA divided by revenue from FY'24 to FY'25 for operating subsidiaries that had post-acquisition operations in both comparative periods.
4) Represents change in EBITDA from FY'24 to FY'25 for Russell 2000 subset based on filters: A) bottom 50th percentile by size, and B) industries including industrials, materials, cons. discretionary and cons. staples. Source: CapIQ

[3] Scale corporate overhead 22

Productivity Scale Through Tech-Enabled Leverage

EBITDA and Corporate Cost Trends


$100
$60
$19
-$16
2024
2025
2026
2027
Pro Forma Adj. EBITDA
Corporate Expenses

Pro Forma Adj. EBITDA : Corporate Costs


2.0 : 1
1.4 : 1
0.5 : 1
-0.4 : 1
2024
2025
2026
2027

2025 Results Affirm Scalability

+$25M	SME Segment EBITDA increase [1]
-$2M	Corporate overhead decrease [2]
-15%	Platform employee reduction [3]

Note: $ amounts in millions and rounded. See Appendix for additional information on non-GAAP financial measures.
1) Represents change in SME Segment EBITDA from FY'24 to FY'25
2) Represents change in unallocated corporate expenses to the Company's reportable segments from FY'24 to FY'25, excluding SPAC merger and transaction costs.
3) Platform employees represents persons employed by the parent entity of Teamshares Inc. that do not work primarily at or on behalf of our operating subsidiaries.

[4] Lower cost of capital 23 23 Cost of Capital Declines as Credit Improves Then (Facility since 2021) Now (2025) Financial Impact Potential Actual Spread Spread Compression Compression 1 2 Every 1% decline in Initial Credit Facility Single Company Financing interest rate improves ● SOFR + 11% ● SOFR + 3.1% our ROE by 4% at 3x ● 3.5x Debt / EBITDA ● 52% Senior Leverage senior leverage Seller Notes Seller Notes ● No broad use until H2’23 ● 6.8% Avg ● 23% Unsecured Leverage 15% WA Int. Rate 7% WA Int. Rate Transaction proceeds and going public provide immediate positive impact to credit profile 1) Represents the terms of the Company’s primary credit facility with i80 Group upon issuance in May 2021 (as amended and restated). 2) Represents the weighted average terms of the primary debt issuances utilized to finance domestic acquisitions in FY’25

24 1 EBITDA Forecast Bridge Assumptions 2025A PF Adj. EBITDA $19 Acquisitions Acquisitions 40 Acquire EBITDA of $40mm in ‘26 and $45mm in ‘27 Clear and Organic Growth 3 Organic Growth Achievable Corporate Overhead (2) 3% organic growth + financial products Path for EBITDA 2026E PF Adj. EBITDA $60 Corporate Overhead Growth Acquisitions 45 Contain to ~25% increase through ‘27 driven Organic Growth 4 by public company compliance costs Corporate Overhead (9) Growth driven by repeatable acquisition engine with modest organic assumptions 2027E PF Adj. EBITDA $100 Note: Amounts in millions of dollars. Pro Forma Adjusted EBITDA is a non-GAAP measure, see Appendix for additional information on non-GAAP financial measures .Forecast represents low end of the range. These figures are goals / targets and are forward-looking, subject to significant, business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals and targets will be achieved and the Company undertakes no duty to update its goals.

25 Teamshares investment highlights Tech-enabled acquiror of SMEs Highly innovative market leader + + Compounds and re-allocates capital >90 companies today, millions in TAM + + EBITDA positive, scaled above G&A At key FCF inflection point + + Simple investor metrics Positioned to benefit from public capital + + Long-term shareholder base Shareholder aligned exec team + +

26 It’s still Day One at

27 Segment Performance Financial Measures Segment EBITDA is our chief operating decision maker’s primary measure of segment performance. This only includes post-acquisition results and excludes certain non-cash expenses such as depreciation, amortization, goodwill impairment, share-based compensation and gains/(losses) from disposition of assets. Segment Revenues and Segment EBITDA include the impact of intercompany transactions that are eliminated in consolidation. Segment EBITDA includes all expenses directly attributable to the operations of the reportable segments and considered as part of the measure of segment proﬁt or less evaluated by the chief operating decision maker. Corporate costs that are not directly attributable to those operations are presented separately in the reconciliation to Loss Before Income Taxes. See further information regarding the Company’s segment reporting within the Notes to our Consolidated Financial Statements. The tables below summarize the revenue and Segment EBITDA for each of our reportable segments and in the aggregate: Note: Segment EBITDA for the Small Business Acquisitions segment is abbreviated as SME Segment EBITDA throughout this presentation.

28 Historical Financial Results and Reconciliation of Non-GAAP Measures

29 Non-GAAP Measures Adjusted EBITDA Pro Forma Adjusted EBITDA + This presentation includes certain non-GAAP financial measures. + Represents Adjusted EBITDA plus the pre-acquisition results for + Adjusted EBITDA represents our consolidated results for the companies acquired during the respective periods (as if these post-acquisition period and is calculated as net income These measures are intended to businesses were owned for the entirety of the period). (loss) adjusted to exclude (i) interest expense, net, (ii) supplement, not substitute for, income tax expense (benefit), (iii) depreciation and + Our primary debt agreements define EBITDA-based covenant comparable GAAP measures, and amortization and (iv) certain non-cash items and other measures using the same definitions and adjustments as the may differ from similarly-titled amounts that we do not consider indicative of our core non-GAAP measures presented herein. As a result, the Pro measures used by other operating performance, including share-based Forma Adjusted EBITDA we present is defined consistently with companies. compensation, gains or losses on disposition of assets, the EBITDA measure used for covenant compliance under our impairment expense and changes in fair value of financial credit agreements. We are also including this disclosure to instruments. enable public investors to understand and assess our + Management believes these compliance with those covenants. We may, from time to time, non-GAAP measures provide useful + We believe Adjusted EBITDA is useful in evaluating our ability disclose covenant calculations as required by our agreements; to generate earnings from our operating base and to information to investors by offering such disclosures are provided for compliance assessment and compare our performance across periods, particularly where greater transparency into transparency. In addition, including pre-acquisition results non-cash expenses and other items may vary in timing and improves the alignment between income statement activity operating performance and amount. This measure has historically been utilized both and the balance sheet, as the balance sheet fully reflects the comparability across. internally and externally to assess liquidity, reinvestment impact of acquisition accounting while the income statement capacity, and shareholder returns. would otherwise present only a partial period of + Reconciliations of these non-GAAP post-acquisition results. Therefore, key financial metrics such financial measures to the most as leverage ratios would be distorted without this adjustment. Furthermore, we believe Pro Forma Adjusted EBITDA enhances Free Cash Flow directly comparable GAAP consistency and comparability across periods and provides a measures are provided within this + Represents net cash used in operating activities less capital more representative view of the consolidated entity’s future Appendix. earnings potential. expenditures and additions to internally developed software. + This presentation allows users to assess our ability to reinvest in + Certain forward-looking non-GAAP the business, pursue strategic transactions and return capital measures are presented without to investors. reconciliation to GAAP due to the inherent difficulty of forecasting certain items without unreasonable efforts.

30 Disclaimer About this Presentation This investor presentation (this “Presentation”) is provided by Teamshares Inc. (the “Company”) for informational purposes only and for no other purpose. The information contained herein does not purport to be all-inclusive and none of the Company or any of its representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. Forward-Looking Statements This Presentation contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available to the Company. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products and services are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: failure to realize the anticipated benefits of business combinations and other investment opportunities and ventures undertaken by the Company; the failure of the Company to maintain the listing of its securities on any stock exchange; the ability of the Company to grow and manage growth, maintain relationships with customers and retain its management and key employees; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products and services. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. No Offer or Solicitation This Presentation does not constitute or form part of, and should not be construed as, an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities of the Company, nor shall there be any sale of securities in any state or other jurisdiction to any person of entity to which it is unlawful to make such offer, solicitation or sale in such state or jurisdiction. No such offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

31 Disclaimer Financial Information; Non-GAAP Financial Measures Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, Pro Forma Adj. EBITDA, Free Cash Flow, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in comparing the Company’s financial condition and results of operations with other similar companies, many of which present similar non-GAAP financial measures to investors, and to assess certain financial and business trends relating to the Company’s financial condition and results of operations. Among other things, the Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded and included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Use of Projections This Presentation contains projected financial information with respect to the Company. The projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Industry and Market Data Market data and industry information used throughout this Presentation are based on management’s knowledge of the industry and the good faith estimates of management. Management also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although the Company believes that these sources are reliable, it cannot guarantee the accuracy or completeness of this information, and it has not independently verified this information. While the Company believes the estimated market position, market opportunity and market size information included in this Presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Projections, assumptions and estimates of the Company’s future performance and the future performance of the industry in which the Company operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Company’s registration statements, and prospectuses and prospectus supplements filed with the SEC. These and other factors could cause results to differ materially from those expressed in the Company’s estimates and beliefs and in the estimates prepared by independent parties. Trademarks and Intellectual Property This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Their use is not alone intended to, and does not, imply a relationship with any party or an endorsement or sponsorship by or of any party. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but such references are not intended to indicate, in any way, that any party or the applicable rights owner will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable owner or licensor to these trademarks, service marks, trade names and copyrights.